UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  FORM 8-K/A-1

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934.

 DECEMBER 2, 2004 (AMENDING FORM 8-K DATED
         FEBRUARY 25, 2003 AND
          FILED MARCH 3, 2003)                                   0-25053
          --------------------                                   -------
Date of Report (Date of earliest event reported)          Commission File Number

                               THEGLOBE.COM, INC.
             (Exact name of registrant as specified in its charter)

             DELAWARE                                         14-1782422
(State or other jurisdiction of incorporation              (I.R.S. Employer
        or  organization)                                Identification Number)
        ----------------                                 ----------------------



                         110 EAST BROWARD BOULEVARD ,SUITE 1400
                             FORT LAUDERDALE, FLORIDA 33301
                             ------------------------------

               (Address of Principal Executive Offices) (Zip Code)

                                 (954) 769-5900
                                 --------------

              (Registrant's telephone number, including area code)
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      [Preliminary Note: This Amendment includes the full text of exhibits which were originally filed with certain confidential portions omitted (which were filed separately with the Commission pursuant to a request for confidential treatment). The Registrant is no longer seeking confidential treatment of such previously omitted portions.

ITEM 9.01  Financial Statements, Pro Forma Financial Statements and Exhibits.

(a)(b)   None

(c)      Exhibits

10.1     Loan and Purchase Option Agreement dated February 25, 2003.

10.2     Amended and Restated Promissory Note.

10.3     Form of Stock Purchase Agreement.
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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 2, 2004                  theglobe.com, inc.

                                         By:/s/ Edward Cespedes
                                                --------------------------------
                                                Edward Cespedes, President

                                  EXHIBIT INDEX

No.                        Item
---                        ----

10.1              Loan and Purchase Option Agreement dated February 25, 2003.

10.2              Amended and Restated Promissory Note.

10.3              Form of Stock Purchase Agreement.
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